SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GABELLI CV SEC FUND

          GABELLI FOUNDATION
                                 3/17/98              900            10.8125
                                 3/16/98            4,200            10.8095
          MARIO J. GABELLI
                                 3/26/98              214            11.1035
                                 3/26/98              267            11.1035
                                 3/26/98              164            11.1035
                                 3/26/98              821            11.1035
          GABELLI SECURITIES,INC.
                                 3/26/98            1,897            11.1035
          GABELLI FUNDS, INC.
               GABELLI FUNDS INC.-PRINCIPAL A/C
                                 3/26/98               36            11.1035
                                 3/26/98              325            11.1035
                                 3/26/98            6,800            11.1035
          GABELLI FUNDS INC.-PRINCIPAL A/C
                                12/26/98            6,367            10.4890
                                 3/27/98            2,119            11.1035
          GABELLI FUNDS INC.-PRINCIPAL A/C
                                 4/09/98            4,000-           11.1250
                                 4/03/98            4,000            11.0000
          GAMCO INVESTORS, INC.
                                 4/27/98            6,000            10.9580
                                 4/24/98            3,000            11.0830
                                 4/23/98              100            11.0830
                                 4/22/98            1,800            11.0830
                                 4/21/98            3,100            11.0830
                                 4/20/98              100            11.0000
                                 4/17/98            1,500            11.0000
                                 4/16/98            2,400            11.0000
                                 4/14/98            5,000            11.0000
                                 4/14/98            1,000            11.0000
                                 3/26/98               36            11.1035
                                 3/26/98                3            11.1035
                                 3/26/98                6            11.1035
                                 3/26/98            2,471            11.1035
                                 3/26/98               11            11.1035
                                 3/26/98              101            11.1035
                                 3/26/98               28            11.1035
                                 3/26/98              581            11.1035
                                 3/16/98           20,000            10.8950
                                 3/12/98            5,000            10.8750
                                 3/12/98            2,000            10.8750






                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GABELLI CV SEC FUND

          GAMCO INVESTORS, INC.
          GABELLI PROFIT SHARING PLAN
                                 4/23/98              770            11.1035
                                 3/30/98            2,058            10.4890









































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.